                                   EXHIBIT 4.3

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of the 1st day of September, 1996, by and between BioFactors, Inc., a Delaware corporation (the "Company"), a majority of the holders of securities issued pursuant to that certain Secured Note and Warrant Purchase agreement dated as of December 1, 1994, as amended (the "December 1994 Agreement"), a majority of the holders of securities issued pursuant to that certain Secured Note and Stock Purchase Agreement dated as of December 1, 1995, as amended (the "December 1995 Agreement"), a majority of the holders of securities issued pursuant to that certain Unsecured Note and Stock Purchase Agreement dated as of February 1, 1996, as amended (the "February 1996 Agreement"), and a majority of the holders of securities issued pursuant to that certain Unit Subscription Agreement dated as of May 17, 1996, as amended (the "May 1996 Agreement") (as listed on Schedule A hereto, collectively, the "Majority Holders"), the purchasers of securities pursuant to that certain Unit Subscription Agreement dated as of October 3, 1996 (as amended from time to time, the "October 1996 Agreement") (as listed on Schedule B hereto, the "New Investors"), and the former holders of the Company's Series A Preferred Stock (as listed on Schedule C hereto, the "Series A Investors"), as each such Schedule may be amended to add additional holders after the date hereof who execute a counterpart signature page to this Agreement.

                                    RECITALS

                  WHEREAS, in connection with the Series A Preferred Stock and each of the Interim Bridge Agreements (defined below), the Company and each of the respective Holders (defined below) have entered into agreements granting such Holders certain registration rights respecting the Registrable Shares (defined below);

                  WHEREAS, the Company has entered into the October 1996 Agreement by and between the Company and the Purchasers named therein (the "Purchasers") providing, subject to the terms thereof, for the sale to and the purchase by such Purchasers of Units (the "Units") consisting of promissory notes of the Company and warrants to purchase common stock of the Company;

                  WHEREAS, the Company has entered into a letter of intent with Chatfield Dean & Co. ("Chatfield Dean"), providing for underwriting and financial advisory services (the "Underwriting");

                  WHEREAS, as a condition precedent to the Underwriting, the Company is required to enter into a definitive agreement with Voice Plus, Inc., a California corporation ("Voice Plus"), for the formation of a holding company ("Registrant") and the merger of each of the Company (the "BFI Merger") and Voice Plus into separate, wholly-owned subsidiaries of Registrant (together, the "Mergers"), concurrently with Chatfield Dean's Underwriting of the IPO (defined below);

                  WHEREAS, upon the consummation of the BFI Merger, the Company's stockholders, including the Holders, are to receive shares of Registrant Common Stock (defined below) in exchange for the BioFactors common stock and certain other BioFactors securities held by them;

                  WHEREAS, as a further condition precedent to the Underwriting, the Company is required to enter into agreements amending the terms of outstanding securities issued pursuant to the Interim Bridge Agreements;

                  WHEREAS, to induce the Purchasers to purchase the Units and to induce Chatfield Dean to complete the Underwriting, the Company desires to enter into this Agreement with the Series A Investors and the Majority Holders providing for coordinated registration rights for common stock and securities convertible into common stock issued upon conversion of the Series A Preferred Stock and issued pursuant to the respective Interim Bridge Agreements; and

                  WHEREAS, the Company, the Series A Investors and the Majority Holders desire that this Agreement shall govern the registration rights to which the Holders are entitled following the BFI Merger.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and consideration, the parties hereby agree as follows:

1. Prior Registration Rights Agreements. The Series A Investors and the Majority Holders hereby agree that this Agreement supersedes and entirely replaces the following agreements:

                           1.1 The Subscription and Registration Rights
Agreement and Investment Representation dated February 16, 1996, as amended by Addendum A thereto, by and between the Company and the holders of the December 1994 Notes.

                           1.2 Section 4.2 of the December 1995 Agreement as
amended by Addendum A thereto.

                           1.3 Section 4.2 of the February 1996 Agreement as
amended by Addendum A thereto.

                           1.4 Section 3 of the May 1996 Agreement.

2. Definitions.

                           2.1 "Act" means the Securities Act of 1933, as
amended.

                           2.2 "Common Stock" or "Registrant Common Stock" means
shares of the common stock of Registrant.

                           2.3 "Form S-3" means such form under the Act as in
effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by Registrant with the SEC.

                           2.4 "Holder" means any person owning or having the
right to acquire Registrable Shares or any assignee thereof in accordance with
Section 3.5 hereof.

                           2.5 "Interim Bridge Agreements" means the December
1994 Agreement, the December 1995 Agreement, the February 1996 Agreement, the May 1996 Agreement and the October 1996 Agreement.

                           2.6 "IPO" means the underwritten initial public
offering of Registrant Common Stock pursuant to a registration statement filed under the Act with the SEC.

                           2.7 "IPO Effective Date" means the date the
registration statement filed in connection with the IPO is declared effective by the SEC.

                           2.8 "1934 Act" means the Securities Exchange Act of
1934, as amended.

                           2.9 "Register," "registered," and "registration"
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                           2.10 "Registrable Shares" means (i) the Common Stock
issued or issuable to holders of BioFactors common stock issued upon the conversion of the Series A Preferred Stock, (ii) the Common Stock issued or issuable pursuant to the Interim Bridge Agreements, (iii) the Common Stock issuable upon conversion or exercise of any security issued pursuant to the Interim Bridge Agreements, (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clauses (i), (ii) and (iii) above, excluding in all cases, however, any Registrable Shares sold by a person in a transaction in which his rights under Section 3 are not assigned.

                           2.11 "Series A Preferred Stock" means shares of
BioFactors Series A Convertible Preferred Stock, par value $0.01 per share, issued and subsequently converted on November 2, 1995 into shares of Common Stock of BioFactors (the "Conversion").

3. Registration Rights. The Company covenants and agrees as follows:

                           3.1 Demand Registration. At any time, commencing on
the 12-month anniversary of the IPO Effective Date and expiring on the 36-month anniversary of the IPO Effective Date, (i) the Holders of at least 40% of the Registrable Shares then outstanding may request the registration on Form S-3 of part or all of their Registrable Shares or (ii) one or more Holders may request the registration on Form S-3 of Registrable Shares with a reasonably anticipated aggregate price to the public of at least $1,000,000 (either such request being a "Demand Registration"). The Company will:

                                    (a) promptly give written notice of the
proposed registration, and any related qualification or compliance, to all other Holders; and

                                    (b) as soon as practicable, effect such
registration of all or such portion of such Holders' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3.1: (1) if Form S-3 is not available for such offering by the selling Holders; (2) if the Company shall furnish to the selling Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 3.1; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or (3) if the Company has already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 3.1.

                                    (c) Subject to the foregoing, the Company
shall use its best efforts to file a registration statement covering the Registrable Shares and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders and to cause such registration statement to be declared effective.

                                    (d) The Company shall be entitled to
participate in any Demand Registration and shall have the right to notify such of its shareholders as it shall desire of any Demand Registration and to invite them to participate in such registration; provided, subject to Section 3.2(a), the Company will give priority for inclusion in such registration (i) first, to securities requested to be included in such Demand Registration that are Registrable Shares, and (ii) second, to other securities, if any.

                                    (e) The Company shall not be obligated to
effect any registration pursuant to this Section 3.1 if the Company delivers to the Holders requesting registration under this Section 3.1 an opinion, in form and substance acceptable to such Holders, of counsel satisfactory to such Holders, that all of the Registrable Shares so requested to be registered may be sold or transferred pursuant to Rule 144 under the Act within a consecutive three-month period.

                           3.2 Conditions and Limitations on Registrations. The
registration rights granted by Section 3.1 hereof are subject to the following conditions and limitations:

                                    (a) Notwithstanding the receipt of a request
for a Demand Registration under Section 3.1 hereof, the Company shall always have the right to initiate a primary offering of its securities at any time. If the Company elects to do so, (i) subject to Section 3.2(b) hereof, it may postpone the filing of a registration statement in response to such demand for up to 180 days after receipt of such request for registration or (ii) it may include the Registrable Shares and other securities subject to the demand in such registration statement. In the event Registrable Shares and other securities subject to the demand are included in such registration statement, the Company will give priority for inclusion in such registration (i) first, to the securities the Company proposes to sell, (ii) second, to securities, if any, held by the managing underwriter of the Company's IPO, and
(iii) third, to Registrable Shares, pro rata among the selling Holders on the basis of the number of shares held. The Company's determination of priority for inclusion in any such registration statement shall be final and binding, absent manifest error. If not all the Registrable Shares subject to the demand are registered, such registration will not constitute a Demand Registration for purposes of Section 3.1.

                                    (b) The Company shall not be required to
proceed with any Demand Registration for a period of 180 days from the completion of sales of Registrable Shares in any prior underwritten registration; provided, however, that the Company shall proceed with such demand if and to the extent permitted by the managing underwriter of the offering to which such prior registration relates. If not all the Registrable Shares requested to be registered in such demand are permitted by the underwriter to be registered, such request will not constitute a Demand Registration for purposes of Section 3.1.

                                    (c) If any registration statement pursuant
to Section 3.1 shall be underwritten in whole or in part, the Company may require that the Registrable Shares requested for inclusion be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter(s).

                                    (d) No Holder shall have any right to obtain
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

                           3.3 Covenants With Respect to Registration. Whenever
required under Section 3.1 to effect the registration of any Registrable Shares:

                                    (a) The Company shall prepare and file with
the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as, in the opinion of counsel to the Company, may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                                    (b) Before filing any registration statement
or any amendment thereto that includes any Registrable Shares, the Company shall furnish to the selling Holders copies of the sections in the registration statement that include information relating to the selling Holders for their review and comment, and each selling Holder agrees that he or it shall provide the Company and the managing underwriter, if any, with all information regarding such Holder that is reasonably requested to be included in the registration statement.

                                    (c) The Company shall furnish to such
selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Shares owned by them.

                                    (d) The Company shall use its best efforts
to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, however, that the

Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                                    (e) If requested by the managing underwriter
in the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                                    (f) The Company shall notify each selling
Holder, at any time when a prospectus is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                                    (g) The Company shall cause all such
securities registered pursuant hereto to be listed on each securities exchange or automated inter-dealer quotation system on which similar securities issued by the Company are then listed.

                                    (h) It shall be a condition precedent to the
obligations of the Company to take any action pursuant to Section 3.1 with respect to the Registrable Shares of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's securities.

                                    (i) The Company shall pay all expenses other
than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3.1, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (but not including any fees and expenses of counsel or other professionals retained by the selling Holders).

                           3.4 Indemnification.

                                    (a) Indemnification of Holder of Registrable
Shares. In the event that the Company registers any of the Registrable Shares under the Act, the Company will indemnify and hold harmless the Holder thereof from and against any and all losses, claims, damages, expenses or liabilities to which he becomes subject under the Act and, except as hereinafter provided, will reimburse the Holder for any legal or other expenses, if any, reasonably incurred by him in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless (i) such untrue statement or omission was made in such registration statement, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Holder expressly for use therein, or (ii) such violation arises from the failure of the Holder to comply with any legal requirement applicable to him to deliver a copy of the prospectus or any supplements or amendments thereto after the Company has furnished the Holder with a sufficient number of copies of the same. Promptly after receipt by the Holder of notice of the commencement of any action in respect of which indemnity may be sought from the Company, the Holder shall notify the Company in writing of the commencement thereof and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel selected by the Company, who shall be counsel reasonably satisfactory to the Holder), and the payment of expenses insofar as such action shall relate to any alleged liability of which indemnity may be sought against the company. The Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company. The Company shall not be required to indemnify any person for any settlement of any such action effected without the Company's prior written consent. The Company shall not, except with the approval of each party being indemnified under this Section 3.4(a), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

                                    (b) Indemnification of the Company. In the
event that the Company registers any of the Registrable Shares under the Act, the Holder thereof will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Act from and against any losses, claims, damages, expenses or liabilities, joint or several, to which they become or any of them may become subject under the Act and, except as hereinafter provided, will reimburse the Company, and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or in any preliminary prospectus or prospectus (as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Holder expressly for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Holder, the Company will notify the Holder in writing of the commencement thereof, and the Holder shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel selected by the Holder, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against the Holder. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Holder.
The Holder shall not be required to indemnify any person for any settlement of any such action effected without the Holder's consent.

                  3.5 Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to this Section 3 may be assigned (but only with all related obligations) by a Holder to any partner or shareholder of such Holder without restriction or requirement as to number of shares, or to a transferee or assignee of such securities who, as a result of such assignment or transfer, acquires at least fifty percent (50%) of such transferring Holder's Registrable Shares, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                  3.6 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 3 after four (4) years following the IPO Effective Date.

4. Miscellaneous.

                  4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  4.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado, disregarding Colorado principles of conflicts of laws which would otherwise provide for the application of the substantive laws of another jurisdiction.

                  4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  4.5 Notices. Unless otherwise provided, all notices, offers, acceptances and any other acts required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon receipted delivery by facsimile transmission, one (1) day after deposit with Federal Express or similar air courier, two (2) days in the case of non-U.S. purchasers, or four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address indicated below for such party, or at such other address as such party may designate by ten (10) days' advance written notice to the other, as follows:

Purchaser:                 At the address designated on the appropriate
                           signature page of this Agreement.

The Company:                       BioFactors, Inc.
                           1746 Cole Boulevard, Suite 265
                           Golden, CO 80401
                           Attn:    General Counsel
                           Tel:     303-271-0505
                           Fax:     303-271-9493

                           4.6 Expenses. If any action at law or in equity is
necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                           4.7 Amendments and Waivers. Any term of this
Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Shares then outstanding. Any amendment or waiver effected in accordance with this Section 4.7 shall be binding upon each holder of any Registrable Shares then outstanding, each future holder of all such Registrable Shares, and the Company.

                           4.8 Severability. If one or more provisions of this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                           4.9 Entire Agreement. This Agreement constitutes the
full and entire understanding and agreement between the parties with regard to the subjects hereof.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   BIOFACTORS, INC.

                                   By:   /s/ ESMOND T. GOEI
                                         Esmond T. Goei
                                         President and CEO
                                         1746 Cole Boulevard #265
                                         Golden, CO 80401

                                SIGNATURE PAGE TO
                                BIOFACTORS, INC.
                          REGISTRATION RIGHTS AGREEMENT

NEW INVESTOR: Admiral Capital            NEW INVESTOR:
              Corporation

By: /s/ GARY L. NEMETZ                   By: /s/ DR. KENNETH A. BARTON
   -----------------------------------      ----------------------------------
Name:  Gary L. Nemetz                    Name:  Dr. Kenneth A. Barton
     ---------------------------------        --------------------------------
Title: President                         Title:
      --------------------------------         -------------------------------
Address: Admiral Capital Corp.           Address: 836 Hwy 34
        ------------------------------           -----------------------------
         2420 Sand Hill Rd, Ste 101
         Menlo Park, CA 94025                [ILLEGIBLE] NJ 07747
--------------------------------------   -------------------------------------
         415-854-9479

NEW INVESTOR:                            NEW INVESTOR:

By: /s/ ROBERT GILMAN                    By: /s/ GILBERT L. GLASS
   -----------------------------------      ----------------------------------
Name:  Robert Gilman                     Name: Dr. Gilbert Glass
     ---------------------------------        --------------------------------
Title:                                   Title:
      --------------------------------         -------------------------------
Address: 505 Tadmore Ct                  Address: 65 Hance Rd
        ------------------------------           -----------------------------
         Schaumburg, IL 60194                     Fairhaven, NJ 07704
--------------------------------------   -------------------------------------


NEW INVESTOR:                            NEW INVESTOR:

By: /s/ ESMOND T. GOEI                   By:
   -----------------------------------      ----------------------------------
Name: Esmond T. Goei                     Name:
     ---------------------------------        --------------------------------
Title:                                   Title:
      --------------------------------         -------------------------------
Address: 4486 Hogan Court                Address:
        ------------------------------           -----------------------------
         Longmont CO 80503
--------------------------------------   -------------------------------------

                              SIGNATURE PAGE TO
                               BIOFACTORS, INC.
                        REGISTRATION RIGHTS AGREEMENT



NEW INVESTOR:                            NEW INVESTOR:

By:/s/ LOW KENG TEE                      By: /s/ EDWARD MARUCCI
   -----------------------------------      ----------------------------------
Name: Low Keng Tee                       Name: Edward Marucci
     ---------------------------------        --------------------------------
Title:   --                              Title:
      --------------------------------         -------------------------------
Address: Blk 541, Hougang Ave 8,         Address: 40 Andrea Dr.
        ------------------------------           -----------------------------
         A 07-1209, Singapore 530541              N. Caldwell, NJ 07006
--------------------------------------   -------------------------------------


NEW INVESTOR:                            NEW INVESTOR:
    /s/ REBECCA C. PERRINE                   /s/ ALFRED SCHWIMER
By: /s/ GARY N. PERRINE                  By: /s/ CHERYL SCHWIMER
   -----------------------------------      ----------------------------------
Name: Rebecca C. Perrine
      Gary N. Perrine                    Name: Alfred & Cheryl Schwimer
     ---------------------------------        --------------------------------
Title:                                   Title: [ILLEGIBLE]
      --------------------------------         -------------------------------
Address: 2470 Tarpon Rd                  Address: 5450 Whitley Park [ILLEGIBLE]
        ------------------------------           -----------------------------
         Naples FL 34102                          Bethesda, MD 20804
--------------------------------------   -------------------------------------



NEW INVESTOR: Voice Plus, Inc.           NEW INVESTOR:

By: /s/ JAMES S. GILLESPIE               By: /s/ RICHARD H. WILLIAMS
   -----------------------------------      ----------------------------------
Name: James S. Gillespie                 Name: Richard H. Williams
     ---------------------------------        --------------------------------
Title: President                         Title:
      --------------------------------         -------------------------------
Address: 39899 Balentine Dr.             Address: 721 Champagne Road
        ------------------------------           -----------------------------
         Suite 350
         Newark, CT 94560                         Incline Village, NV 89450
--------------------------------------   -------------------------------------



NEW INVESTOR:                            NEW INVESTOR:

By: /s/ DOUGLAS S ZORN                   By:
   -----------------------------------      ----------------------------------
Name: Douglas S. Zorn                    Name:
     ---------------------------------        --------------------------------
Title:                                   Title:
      --------------------------------         -------------------------------
Address:  33 Golden Eagle Lane           Address:
        ------------------------------           -----------------------------
          Littleton, CO 80127
--------------------------------------   -------------------------------------

                              SIGNATURE PAGE TO
                               BIOFACTORS, INC.
                        REGISTRATION RIGHTS AGREEMENT

                              MAJORITY HOLDER:

                              By:      /s/ GEORGE F. ADAM, JR.
                                  ----------------------------------------
                              Name:    George F. Adam, Jr.
                                    --------------------------------------
                              Title:   Director
                                     -------------------------------------
                              Address: 9200 E. Mineral #440
                                       Englewood, CO 80112


                              MAJORITY HOLDER: ADMIRAL CAPITAL CORPORATION,
                                               AS TRUSTEE

                              By:      /s/ GARY L. NEMETZ
                                  ----------------------------------------
                              Name:    Gary L. Nemetz
                                    --------------------------------------
                              Title:   President
                                     -------------------------------------
                              Address: P.O. Box 958
                                       Saratoga, CA 95071


                              MAJORITY HOLDER: AFRO-ASIA (DIGITAL ONE) PTE LTD.

                              By:      /s/ TAN CHIN HOON
                                  ----------------------------------------
                              Name:    Tan Chin Hoon
                                    --------------------------------------
                              Title:   Director
                                     -------------------------------------
                              Address: 53 Robinson Road #02-00,
                                       Afro Asia Building
                                       Singapore 0106


                              MAJORITY HOLDER:

                              By:      /s/ JOSEPH BOYERSMITH
                                  ----------------------------------------
                              Name:    Joseph Boyersmith
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ J.G. BRASSFIELD
                                  ----------------------------------------
                              Name:    J.G. Brassfield
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ WILLIAM KREHM
                                  ----------------------------------------
                              Name:    William Krehm
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ CHAI CHENG HUAN
                                  ----------------------------------------
                              Name:    Chai Cheng Huan
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 95 Whampon Drive
                                       #14-242
                                       Singapore 1232


                              MAJORITY HOLDER:

                              By:      /s/ ESMOND T. GOEI
                                  ----------------------------------------
                              Name:    Esmond T. Goei
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ JON D. GRUBER
                                  ----------------------------------------
                              Name:    Jon D. Gruber
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: P.O. Box 214
                                       Ross, CA 94957


                              MAJORITY HOLDER: DAVID E. HART, TRUSTEE OF THE
                                               DAVID AND BARBARA HART
                                               REVOCABLE TRUST

                              By:      /s/ DAVID E. HART
                                  ----------------------------------------
                              Name:    David E. Hart
                                    --------------------------------------
                              Title:   Trustee
                                     -------------------------------------
                              Address: 982 Paseo La Cresta
                                       Palos Verdes Estates, CA 90274


                              MAJORITY HOLDER:

                              By:      /s/ BRIAN HIGGINS
                                  ----------------------------------------
                              Name:    Brian Higgins
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 4127 Greens Pl.
                                       Niwot, CO 80503


                              MAJORITY HOLDER:

                              By:      /s/ PHILIP LIM SENG CHOONG
                                  ----------------------------------------
                              Name:    Philip Lim Seng Choong
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address: 39 Lorong Chong Knoon Lin 2
                                       6800 Ampang
                                       Selangor
                                       Malaysia


                              MAJORITY HOLDER:

                              By:      /s/ CATHERINE KNOLL MILBURN
                                  ----------------------------------------
                              Name:    Catherine Knoll Milburn
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ LAURENCE ZAYU MOH
                                  ----------------------------------------
                              Name:    Laurence Zayu Moh
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ MICHAEL TAN KIAH TECK
                                  ----------------------------------------
                              Name:    Michael Tan Kiah Teck
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ TERRY D. WATSON
                                  ----------------------------------------
                              Name:    Terry D. Watson
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ RICHARD H. WILLIAMS
                                  ----------------------------------------
                              Name:    Richard H. Williams
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ GEORGE F. WINDSOR
                                  ----------------------------------------
                              Name:    George F. Windsor
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ DOUGLAS S. ZORN
                                  ----------------------------------------
                              Name:    Douglas S. Zorn
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ STUART ELFLAND
                                  ----------------------------------------
                              Name:    Stuart Elfland
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ ROBERT D. GILMAN
                                  ----------------------------------------
                              Name:    Robert D. Gilman
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ JACK HIRSCHFIELD
                                  ----------------------------------------
                              Name:    Jack Hirschfield
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ NICOLE KUBIN
                                  ----------------------------------------
                              Name:    Nicole Kubin
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ WAYNE SAKER
                                  ----------------------------------------
                              Name:    Wayne Saker
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ BARBARA DALLAS
                                  ----------------------------------------
                              Name:    Barbara Dallas
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ SANTANU DAS
                                  ----------------------------------------
                              Name:    Santanu Das
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ JOHN W. HEILSHORN, JR.
                                  ----------------------------------------
                              Name:    John W. Heilshorn, Jr.
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ MING HSU
                                  ----------------------------------------
                              Name:    Ming Hsu
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ RAM IYENGAR
                                  ----------------------------------------
                              Name:    Ram Iyengar
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ CHARLES L. LEWIS
                                  ----------------------------------------
                              Name:    Charles L. Lewis
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ ALBERT E. PALADINO
                                  ----------------------------------------
                              Name:    Albert E. Paladino
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ DALE SCOTT SCHECK
                                  ----------------------------------------
                              Name:    Dale Scott Scheck
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ BERNARD AND BARBARA SCHWARTZ
                                  ----------------------------------------
                              Name:    Bernard and Barbara Schwartz
                                    --------------------------------------
                              Title:   Joint Tenants
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ WAYNE M. TWARDOSZ
                                  ----------------------------------------
                              Name:    Wayne M. Twardosz
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ ALLEN VISCONTI
                                  ----------------------------------------
                              Name:    Allen Visconti
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ ALAN GRODKO
                                  ----------------------------------------
                              Name:    Alan Grodko
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ JEFFREY GRODKO
                                  ----------------------------------------
                              Name:    Jeffrey Grodko
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER: HELERIC TRADING LTD.

                              By:      /s/ LESTER SLOAN
                                  ----------------------------------------
                              Name:    Lester Sloan
                                    --------------------------------------
                              Title:   Vice President
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER:

                              By:      /s/ MORRIS HUSARSKY
                                  ----------------------------------------
                              Name:    Morris Husarsky
                                    --------------------------------------
                              Title:
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER: MILCHMAN FAMILY PARTNERS, INC.

                              By:      /s/ ERNEST MILCHMAN
                                  ----------------------------------------
                              Name:    Ernest Milchman
                                    --------------------------------------
                              Title:   President
                                     -------------------------------------
                              Address:


                              MAJORITY HOLDER: JUANA ELSACA SAUD

                              By:      /s/ EDUARDO J. SABAL
                                  ----------------------------------------
                              Name:    Eduardo J. Sabal
                                    --------------------------------------
                              Title:   Attorney in fact
                                     -------------------------------------
                              Address:

                                SIGNATURE PAGE TO
                                BIOFACTORS, INC.
                          REGISTRATION RIGHTS AGREEMENT




SERIES A INVESTOR:                        SERIES A INVESTOR:

By:  /s/ G.F. ADAMS                       By:  /s/ TAN CHIN HOON
   ----------------------------------        -----------------------------------
Name: G. F. Adams   11/20/96              Name: AFRO-ASIA (DIGITAL ONE) PTE. LTD
     --------------------------------          ---------------------------------
Title:                                    Title:  DIRECTOR
      -------------------------------           --------------------------------
Address:                                  Address:
        -----------------------------             ------------------------------

-------------------------------------     --------------------------------------



SERIES A INVESTOR:                        SERIES A INVESTOR:

By: /s/ JOE BOYERSMITH    11/11/96        By: /s/ JERRY G. BRASSFIELD
   ----------------------------------        -----------------------------------
Name:  Joe Boyersmith                     Name:  Jerry G. Brassfield
     --------------------------------          ---------------------------------
Title: M G  (Ret.)                        Title:
      -------------------------------           --------------------------------
Address: 11205 W. Jewell Dr.              Address:  P.O. Box 1198
        -----------------------------             ------------------------------
 Lakewood, CO  80227                          Los Gatos, Calif.  95031
-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By:  /s/ WM. H. BREHM                     By:  /s/ LAWRENCE J. CHAZEN
   ----------------------------------        -----------------------------------
Name: Wm. H. Brehm                        Name:  Lawrence J. Chazen
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address:  11400 Queens Way                Address:One Embarcadero Ctr. Suite 150
        -----------------------------             ------------------------------
       Theodore, AL  36582                   San Francisco, CA  94111
-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By:  /s/ BERT R. COHEN                    By: /s/ HAROLD S. HENDELMAN
   ----------------------------------        -----------------------------------
Name:  Bert R. Cohen                      Name:  Harold S. Hendelman
     --------------------------------          ---------------------------------
Title:  Investor                          Title:  General Partner
      -------------------------------           --------------------------------
Address: 181 North Carmelina Ave          Address: 200 West Median St. #3500
        -----------------------------             ------------------------------
  Los Angeles, Calif  90049                  Chicago, IL  60606
-------------------------------------     --------------------------------------



SERIES A INVESTOR:                        SERIES A INVESTOR:

By:  /s/ GORDON P. GETTY                  By: /s/ WILL K. WEINSTEIN
   ----------------------------------        -----------------------------------
Name:  Gordon P. Getty                    Name:  Will K. Weinstein
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address:                                  Address: 909 Montgomery Street
        -----------------------------             ------------------------------
                                                   Suite 600
-------------------------------------     --------------------------------------
                                             San Francisco, CA  94133
                                          --------------------------------------

                              SIGNATURE PAGE TO
                               BIOFACTORS, INC.
                        REGISTRATION RIGHTS AGREEMENT





SERIES A INVESTOR:                        SERIES A INVESTOR:

By: /s/ ESMOND T. GOEI                    By:  /s/ GOH AI LIN
   ----------------------------------        -----------------------------------
Name:  Esmond T. Goei                     Name: Goh Ai Lin
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address:                                  Address:
        -----------------------------             ------------------------------

-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By: /s/ JON D. GRUBER                     By: /s/ DAVID E. HART
   ----------------------------------        -----------------------------------
Name:   Jon D. Gruber                     Name: David E. Hart
     --------------------------------          ---------------------------------
Title:                                    Title:   Trustee
      -------------------------------           --------------------------------
Address:  50 Osgood Pl - PH               Address:  982 Paseo La Cresta
        -----------------------------             ------------------------------
 San Francisco, CA  94133                     Palos Verdes Estates, CA  90274
-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By: /s/ BRIAN HIGGINS                     By: /s/ KAYLOE TJIO
   ----------------------------------        -----------------------------------
Name:  Brian Higgins                      Name:  Kayloe Tjio for Leonaris Trust
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address: 4127 Greens Pl.                  Address:
        -----------------------------             ------------------------------
  Longmont, CO  80503
-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By:  /s/ PHILIP LIM SENG CHOONG           By: /s/ CATHERINE K. MILBURN
   ----------------------------------        -----------------------------------
Name:  Philip Lim Seng Choong             Name:  Catherine K. Milburn
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address: 39 Lorong Cmong Kmoon Lin 2      Address: 320 Aurora Ave.
        -----------------------------             ------------------------------
  68000 Ampang Malaysia                       Boulder, CO  80302
-------------------------------------     --------------------------------------

                              SIGNATURE PAGE TO
                              BIO FACTORS, INC.
                        REGISTRATION RIGHTS AGREEMENT




SERIES A INVESTOR:                        SERIES A INVESTOR:

By:  /s/ N.T. SCHRAMM                     By: /s/ SOON KIAN LEE
   ----------------------------------        -----------------------------------
Name:  N.T. Schramm                       Name: Soon Kian Lee
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address: 10125 Channel Road               Address:  Blk 257, Bashan St 22
        -----------------------------             ------------------------------
  Lakeside, CA  92040                        # 08-323, Singapore  570257
-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By: /s/ MICHAEL TAN KIAH TECK             By: /s/ TERRY D. WATSON
   ----------------------------------        -----------------------------------
Name: Michael Tan Kiah Teck               Name: Terry D. Watson
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address:                                  Address: 2020 Arapahoe St. # 930
        -----------------------------             ------------------------------
                                            Denver, CO  80205
-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By: /s/ R.H. WILLIAMS                     By: /s/ G.F. WINDSOR
   ----------------------------------        -----------------------------------
Name:   R.H. Williams                     Name:   G.F. Windsor
     --------------------------------          ---------------------------------
Title:                                    Title:  Lawyer
      -------------------------------           --------------------------------
Address:   P.O. Box 4281                  Address: 101-1111 Prince of Wales Dr.
        -----------------------------             ------------------------------
  Incline Village, NV  89450                   Ottawa, ON K2C3T2
-------------------------------------     --------------------------------------


SERIES A INVESTOR:                        SERIES A INVESTOR:

By: /s/ LOUIS WOLFSON III                 By:  /s/ DOUGLAS S. ZORN
   ----------------------------------        -----------------------------------
Name:  Louis Wolfson, III                 Name: Douglas S. Zorn
     --------------------------------          ---------------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
Address: 9350 S. Dixie Hwy                Address:   33 Golden Fagle Ln.
        -----------------------------             ------------------------------
  Miami, FL  33156                           Littleton, CO  80127
-------------------------------------     --------------------------------------

                                 SCHEDULE A TO
                                BIOFACTORS, INC.
                         REGISTRATION RIGHTS AGREEMENT

                                MAJORITY HOLDERS

George F. Adam, Jr.
Admiral Capital Corporation
Afro-Asia (Digital One) Pte Ltd.
Brian Baynes
Joseph Boyersmith
J.G. Brassfield
William Brehm
Chai Cheng Huan
Esmond T. Goei
Goh Cheng Chua
Jon D. Gruber
David E. Hart, Trustee of the David and
Barbara Hart Revocable Trust
Brian Higgins
Philip Lim Seng Choong
Catherine Knoll Milburn
Michael Myers
Soon Kian Lee
Michael Tan Kiah Teck
Terry D. Watson
Richard H. Williams
George F. Windsor
Zayucel Ltd.
Douglas S. Zorn
Stuart Elfland
Robert D. Gilman
Jack Hirschfield
Nicole and Michael Kubin
SAGAX Fund II
Wayne Saker
Barbara Dallas
Santanu Das
Andrew Dunlea
John Heilshorn
Ming Hsu
Ram Iyengar
Charles L. Lewis
Albert E. Paladino
Dale S. Scheck
Bernard and Barbara Schwartz as J.T.
Wayne M. Twardosz
Allen Visconti
Alan Grodko
Jeffrey Grodko
Heleric Trading Ltd.
Morris Husarsky
Milchman Family Partners, Inc.
Juana Elsaca Saud

                                  SCHEDULE B TO
                                BIOFACTORS, INC.
                          REGISTRATION RIGHTS AGREEMENT

                                  NEW INVESTORS




Admiral Capital Corporation
Kenneth A. Barton
Robert Gilman
Gilbert L. Glass
Esmond T. Goei
Low Keng Tee
Edward Marucci
Gary R. Perrine and Rebecca C. Perrine JTWRS
Albert Schwimer and Cheryl Schwimer JTWRS
Voice Plus, Inc.
Richard H. Williams
Douglas S. Zorn

                                  SCHEDULE C TO
                                BIOFACTORS, INC.
                          REGISTRATION RIGHTS AGREEMENT

                               SERIES A INVESTORS




George F. Adam, Jr.
Afro-Asia (Digital One) Pte. Ltd.
Joseph Boyersmith
Jerry G. Brassfield
William H. Brehm
Lawrence J. Chazen
Bert R. Cohen
Genesis Group Limited Partnership
Gordon P. Getty
Esmond T. Goei
Goh Ai Lin
Jon D. Gruber
David E. Hart, Trustee
Brian Higgins
Leonaris Trust Ltd.
Philip Lim Seng Choong
Catherine K. Milburn
N.T. Schramm
Soon Kian Lee
Michael Tan Kiah Teck
Terry D. Watson
Will K. Weinstein
R.H. Williams
George F. Windsor
Louis Wolfson III
Douglas S. Zorn





                                     C-1